UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6570

Name of Fund: MuniYield New Jersey Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield New
      Jersey Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/03

Date of reporting period: 12/01/02 - 05/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
May 31, 2003

MuniYield
New Jersey
Fund, Inc.

www.mlim.ml.com

                        MUNIYIELD NEW JERSEY FUND, INC.

The Benefits and
Risks of
Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                   MuniYield New Jersey Fund, Inc., May 31, 2003

DEAR SHAREHOLDER

For the six months ended May 31, 2003, the Common Stock of MuniYield New Jersey Fund, Inc. had a net annualized yield of 6.06%, based on a period-end per share net asset value of $15.89 and $.480 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +10.64%, based on a change in per share net asset value from $14.84 to $15.89, and assuming reinvestment of $.480 per share ordinary income dividends.

For the six-month period ended May 31, 2003, the Fund's Auction Market Preferred Stock had an average yield of 1.00% for Series A and .92% for Series B.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's share on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

The Municipal Market Environment

During the six months ended May 31, 2003, long-term interest rates generally decreased with the bulk of this decline occurring in April and May. Early in the period, geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. In December 2002, the U.S. Commerce Department announced that third-quarter 2002 real U.S. gross domestic product grew at a 4% rate, well above the 1.3% rate exhibited during the second quarter of 2002. Despite this, and other examples of positive economic activity, U.S. Treasury bond yields declined more than 25 basis points (.25%) to 4.75% by late December as investors became increasingly concerned about potential military conflicts with both Iraq and North Korea.

International political tensions moderated somewhat in early 2003 and U.S. equity markets rallied strongly in reaction to President Bush's proposed economic stimulus/tax-reduction proposal. By mid-January 2003, U.S. Treasury bond yields rose to above 5% on expectations of stronger U.S. economic growth later in 2003. Reacting to disappointing 2002 holiday sales and corporate managements' attempts to scale back analysts' expectations of future earnings, equity markets were unable to maintain their earlier gains. By the end of February 2003, the Standard & Poor's (S&P) 500 Index had declined by approximately 10%. Fearing an eventual U.S./Iraq military confrontation, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, however, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that hostilities would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose above 5%. However, there was growing sentiment that hostilities may not be resolved in a matter of weeks, and U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended May 31, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the swift, positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First-quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%.

At its early May meeting, the Federal Reserve Board left the short-term interest rate target unchanged at 1.25%, its lowest level in more than 40 years. In its accompanying statement, the Federal Reserve Board noted that while the pace of U.S. economic growth was likely to expand going forward, the "probability of an unwelcome substantial fall in inflation" was a matter of greater concern. Many fixed income investors quickly concluded that since the Federal Reserve Board's focus was now centered on preventing future deflation, additional reduction in short-term interest rates could be expected. Given already low nominal interest rates, these investors also believed that the Federal Reserve Board was likely to purchase longer-term U.S. Treasury issues to push bond yields lower to further stimulate U.S. economic activity, especially the already-vibrant housing industry. These factors combined to trigger a major bond rally for the remainder of the month. At the end of May 2003, long-term U.S. Treasury bond yields fell to approximately 4.375%, a decline of approximately 40 basis points during the month. For the past six months, long-term U.S. Treasury bond yields declined over 65 basis points to their lowest levels since the early 1960s.

During the period ended May 31, 2003, long-term tax-exempt bond yields also fell. However, yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures both on a daily and weekly basis. Tax-exempt bond prices generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. Municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 4.80% by the end of May. For the past six months, long-term tax-exempt bond yields fell approximately 45 basis points, slightly less than U.S. Treasury obligations.

A number of factors combined to generate consistently strong demand for municipal bonds throughout the six-month period ended May 31, 2003. Generally weak U.S. equity markets supported continued positive demand for tax-exempt products as investors sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues increased as investors opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. An additional $50 billion in similar monies are expected to be received from June to August 2003. However, these positive demand factors have not been totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been available for purchase at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties,


                                     2 & 3

                                   MuniYield New Jersey Fund, Inc., May 31, 2003

increased Federal spending for defense, and a sizeable proposed Federal tax cut are all factors that should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.

Specific to New Jersey, the state faces a deteriorating fiscal situation as continuing sluggish economic growth has resulted in lower-than-anticipated tax receipts. In fiscal 2003, a projected deficit of roughly $5.3 billion was addressed by a combination of spending reductions and revenue enhancements. Among initiatives proposed by Governor McGreevey were a restructuring of the Corporate Business Tax, a hike in cigarette taxes and the imposition of delayed funding increases for municipalities, schools and certain state agencies. An additional $1.8 billion was raised in August 2002 with the securitization of a portion of the state's anticipated tobacco settlement revenues. While these efforts were successful in balancing the budget, the significant reliance on non-recurring revenues will require further measures in the next year as a means to achieving structural balance. Indeed, on February 4, 2003, the Governor introduced the state's fiscal 2004 budget totaling $23.7 billion in which it was proposed to eliminate a projected $5 billion deficit with substantial job cuts, $3.7 billion in spending reductions, and higher taxes on hotels, cigarettes and casinos. In addition to these measures, the state chose to complete the securitization of its share of tobacco settlement revenues arising from the 1998 Master Settlement Agreement with another $1.65 billion issue that closed in late February 2003. Other issuance worthy of note occurred in March 2003 as the state refinanced $375 million in taxable pension obligation bonds and subsequently raised $500 million with the sale of Garden State Preservation Trust open space and farmland preservation bonds. Importantly, in early April 2003, New Jersey's Supreme Court, in a 4 - 3 vote, narrowly upheld the state's right to let authorities issue lease-backed debt without voter approval. In its decision, the Court ruled that because the state legislature must annually vote to approve the lease payments, the debt does not constitute a general obligation of the State. Currently, Moody's Investors Service assigns the state a rating of Aa2 with a negative outlook, while Standard & Poor's maintains a rating of AA with a stable outlook. While these ratings clearly reflect such underlying fundamental strengths as a highly educated workforce and a diverse economic base, it seems likely that prospects for the state's credit ratings hinge largely on the degree to which policymakers successfully deal with the fiscal and economic challenges that lie ahead.

Portfolio Strategy

During the six-month period ended May 31, 2003, portfolio activity consisted primarily of the modest reallocation of portfolio assets into longer-dated securities. In some cases, funding for these purchases came from the early redemption of a portion of the Fund's more seasoned holdings as issuers sought to refinance existing debt in the current low interest rate environment. Other sources included proceeds from the sale of bonds that have been advance refunded and, as a consequence, were valued at substantial premiums. Despite the attractive coupon income typically associated with this type of bond, the premiums tended to amortize at a rapid pace offsetting some of the income-related benefits. Given the uncertainty over future reinvestment prospects, we considered it prudent to lock in gains on the appreciated securities and reinvest the proceeds in high quality bonds maturing in the 20-year - 25-year range. The shape of the municipal yield curve has become unusually steep in recent months, offering an attractive opportunity to add incremental yield to the portfolio by modestly extending the average maturity of its holdings.

In terms of sector allocation, tax-backed obligations represented the single largest portfolio commitment, comprising roughly 36% of portfolio assets. The majority of these holdings were bonds issued by a broad cross section of local school districts and municipalities as well as state agencies carrying the implicit guarantee of the state. At approximately 18%, health care was the portfolio's next largest sector holding, while transportation issues and industrial development bonds comprised the next two largest concentrations, at 13% and 11%, respectively. Several of the investments within these two categories represented exposure to higher-yielding, low investment grade credits. Credit spreads within the municipal market remain wide on a historical basis and, in our opinion, offer attractive value both in terms of total return potential as well as income enhancement. Nevertheless, the overall credit profile remained quite strong with about 85% of portfolio assets rated in one of the top three rating categories by at least one of the major rating agencies.

In the months ahead, our portfolio strategy will be premised on the expectation that an aggressively accommodative monetary policy, coupled with improving consumer sentiment and business confidence, will spark an economic rebound. Recently, prospects for the passage of an aggressive economic stimulus bill improved dramatically, further raising the likelihood of stronger economic growth. Nevertheless, fixed income markets remain well bid, as existing geopolitical risks are likely to dominate investors' thoughts for the near term. With this in mind, the portfolio remains positioned for stable-to-modestly higher interest rates, while the adoption of a fully defensive stance appears unwarranted until such time as these risks subside. As before, cash reserves will be maintained at minimal levels, reflecting a strong emphasis on preserving the Fund's competitive income distribution.

During the six-month period ended May 31, 2003, the Fund's borrowing costs remained in the 1% - 1.50% range, with interest rates presently near 1%. These very attractive funding levels, in combination with the steep tax-exempt yield curve, continued to generate a significant income benefit to the Fund's Common Stock shareholder. We do not expect any material reduction in the Fund's borrowing costs in 2003, although expectations of an additional modest easing by the Federal Reserve Board have recently risen. We expect the Fund's short-term borrowing costs to remain at current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Stock shareholder will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield New Jersey Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

June 16, 2003


                                     4 & 5

                                   MuniYield New Jersey Fund, Inc., May 31, 2003

PROXY RESULTS

During the six-month period ended May 31, 2003, MuniYield New Jersey Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                        Shares Voted        Shares Withheld
                                                                                             For              From Voting
---------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Terry K. Glenn                                   13,424,879              274,107
                                        James H. Bodurtha                                13,445,062              253,924
                                        Joe Grills                                       13,440,402              258,584
                                        Roberta Cooper Ramo                              13,446,828              252,158
                                        Robert S. Salomon, Jr.                           13,440,674              258,312
                                        Stephen B. Swensrud                              13,436,066              262,920
---------------------------------------------------------------------------------------------------------------------------

During the six-month period ended May 31, 2003, MuniYield New Jersey Fund, Inc.'s Preferred Stock shareholders (Series A & B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                             Shares Voted   Shares Withheld
                                                                                                 For          From Voting
---------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha, Joe Grills,
   Herbert I. London, Andre F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr.
   and Stephen B. Swensrud                                                                       3,758             0
---------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's   Face
STATE                 Ratings  Ratings  Amount      Municipal Bonds                                                           Value
====================================================================================================================================
New Jersey--128.8%       AA      NR*   $ 1,000      Burlington County, New Jersey, Bridge Commission Revenue Bonds
                                                    (Governmental Leasing Program), 5.25% due 8/15/2020                     $  1,108
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,925     Cape May County, New Jersey, Industrial Pollution Control Financing
                                                    Authority Revenue Bonds (Atlantic City Electric Company Project),
                                                    AMT, Series A, 7.20% due 11/01/2029 (d)                                    7,556
                      --------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      3,930     Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                                    Bonds, RIB, Series 396, 10.553% due 1/01/2019 (c)(e)                       5,256
                      --------------------------------------------------------------------------------------------------------------
                                                    Essex County, New Jersey, Improvement Authority Revenue Bonds,
                                                    Series A (b):
                         NR*     Aaa      2,470       4.50% due 10/01/2023                                                     2,523
                         NR*     Aaa      2,620       5% due 10/01/2028                                                        2,775
                      --------------------------------------------------------------------------------------------------------------
                                                    Garden State Preservation Trust, New Jersey, Capital Appreciation
                                                    Revenue Bonds, Series B:
                         AAA     Aaa      6,860       5.12%** due 11/01/2023 (c)                                               2,743
                         AAA     Aaa      4,540       5.25%** due 11/01/2028                                                   1,377
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,440     Garden State Preservation Trust, New Jersey, Revenue Bonds,
                                                    Series A, 5% due 11/01/2020 (c)                                            3,780
                      --------------------------------------------------------------------------------------------------------------
                                                    Gloucester County, New Jersey, Improvement Authority, Solid Waste
                                                    Resource Recovery Revenue Refunding Bonds (Waste Management Inc.
                                                    Project):
                         BBB     NR*      1,180       AMT, Series B, 7% due 12/01/2029                                         1,358
                         BBB     NR*      2,000       Series A, 6.85% due 12/01/2029                                           2,307
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,500     Hudson County, New Jersey, COP, Refunding, 6.25% due 12/01/2016 (d)        1,928
                      --------------------------------------------------------------------------------------------------------------
                         AAA     NR*     13,950     Hudson County, New Jersey, Improvement Authority, Facility Lease
                                                    Revenue Refunding Bonds (Hudson County Lease Project), 5.375%
                                                    due 10/01/2024 (b)                                                        15,269
                      --------------------------------------------------------------------------------------------------------------
                                                    Jackson Township, New Jersey, School District, GO (b):
                         AAA     Aaa      3,090       5% due 4/15/2018                                                         3,401
                         AAA     Aaa      3,750       5% due 4/15/2019                                                         4,101
                      --------------------------------------------------------------------------------------------------------------
                                                    Monmouth County, New Jersey, Improvement Authority, Governmental
                                                    Loan Revenue Refunding Bonds (a):
                         AAA     Aaa      2,235       5% due 12/01/2015                                                        2,481
                         AAA     Aaa      2,345       5% due 12/01/2016                                                        2,583
                      --------------------------------------------------------------------------------------------------------------
                                                    New Jersey EDA, EDR (Masonic Charity Foundation of New Jersey):
                         A+      NR*        600       5.25% due 6/01/2024                                                        648
                         A+      NR*        685       5.25% due 6/01/2032                                                        737
                      --------------------------------------------------------------------------------------------------------------
                         BBB-    NR*      1,500     New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village),
                                                    Series C, 5.50% due 1/01/2028                                              1,468
                      --------------------------------------------------------------------------------------------------------------
                                                    New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship
                                                    Village), Series A:
                         BBB-    NR*      1,250       5.50% due 1/01/2018                                                      1,266
                         BBB-    NR*      3,500       5.50% due 1/01/2025                                                      3,452
                      --------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      5,575     New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI
                                                    Corporation), RIB, Series 371, 10.77% due 10/01/2022 (a)(e)                6,498
                      --------------------------------------------------------------------------------------------------------------
                                                    New Jersey EDA, Revenue Bonds:
                         A       NR*        700       (Department of Human Services), 5% due 7/01/2011                           789
                         A       NR*      1,220       (Department of Human Services), 5% due 7/01/2012                         1,379
                         A       NR*        750       (Department of Human Services), 5% due 7/01/2022                           790
                         AAA     Aaa      2,400       (Educational Testing Service), Series B, 6.25% due 5/15/2005 (d)(g)      2,684
                         NR*     Aaa      3,850       (Saint Barnabas Project), Series A, 6.30%** due 7/01/2024 (d)            1,470
                         AAA     Aaa      5,000       (School Facilities--Construction), GO, Series A, 5.25%
                                                      due 6/15/2019 (a)                                                        5,534
                         AAA     Aaa     10,000       (Transportation Project), Sublease, Series A, 5.875%
                                                      due 5/01/2015 (c)                                                       11,578
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,500     New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                                    Corporation), 6.50% due 7/01/2024 (c)                                      2,668
                      --------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list on the right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
EDR      Economic Development Revenue Bonds
GO       General Obligation Bonds
M/F      Multi-Family
RIB      Residual Interest Bonds


                                     6 & 7

                                   MuniYield New Jersey Fund, Inc., May 31, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face
STATE                 Ratings  Ratings   Amount     Municipal Bonds                                                           Value
====================================================================================================================================
New Jersey               NR*     Aaa    $ 3,335     New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT, Series
(concluded)                                         417, 12.25% due 11/01/2034 (b)(e)                                       $  3,912
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,850     New Jersey EDA, Water Facilities Revenue Refunding Bonds (American
                                                    Water), AMT, Series B, 5.125% due 4/01/2022 (a)                            1,973
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,975     New Jersey Environmental Infrastructure Trust Revenue Bonds
                                                    (Environmental Infrastructure), Series A, 5.25% due 9/01/2017              6,731
                      --------------------------------------------------------------------------------------------------------------
                         A       A2       1,305     New Jersey Health Care Facilities Financing Authority, Health System
                                                    Revenue Bonds (Catholic Health East), Series A, 5.375% due 11/15/2033      1,353
                      --------------------------------------------------------------------------------------------------------------
                                                    New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                         BB+     NR*      3,345       (Pascack Valley Hospital Association), 6.625% due 7/01/2036              3,380
                         AAA     Aaa      4,000       (Robert Wood University), 5.70% due 7/01/2020 (a)                        4,557
                         NR*     Baa2     1,875       (Somerset Medical Center), 5.50% due 7/01/2033                           1,894
                         NR*     Baa1     6,640       (South Jersey Hospital), 6% due 7/01/2026                                6,991
                         AA      NR*      2,000       (Southern Ocean County Hospital), 5.125% due 7/01/2031 (f)               2,091
                         NR*     Baa1     4,200       (Southern Ocean County Hospital), Series A, 6.25% due 7/01/2023          4,288
                      --------------------------------------------------------------------------------------------------------------
                                                    New Jersey Health Care Facilities Financing Authority, Revenue
                                                    Refunding Bonds:
                         A-      A3       1,020       (Atlantic City Medical Center), 6.25% due 7/01/2017                      1,162
                         A-      A3       2,185       (Atlantic City Medical Center), 5.75% due 7/01/2025                      2,356
                         BBB     NR*      2,000       (Christian Health Care Center), Series A, 5.25% due 7/01/2013            2,053
                         BBB+    NR*      5,500       (Holy Name Hospital), 6% due 7/01/2025                                   5,724
                         AAA     Aaa      2,155       (Jersey Shore Medical Center), 6.75% due 7/01/2019 (a)                   2,307
                         AAA     Aaa      1,500       (Meridian Health System Obligation Group), 5.25% due 7/01/2019 (c)       1,642
                         AAA     Aaa      2,250       (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)      2,430
                         AAA     Aaa      2,195       (Meridian Health System Obligation Group), 5.25% due 7/01/2029 (c)       2,324
                         AAA     Aaa      1,000       (Monmouth Medical Center), Series C, 6.25% due 7/01/2004 (c)(g)          1,075
                         BBB-    Baa3     2,075       (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027            2,098
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,150     New Jersey State Educational Facilities Authority, Higher Education,
                                                    Capital Improvement Revenue Bonds, Series A, 5.125% due 9/01/2022 (a)      4,498
                      --------------------------------------------------------------------------------------------------------------
                                                    New Jersey State Educational Facilities Authority Revenue Bonds
                                                    (Rowan University), Series B (b):
                         AAA     Aaa      1,730       5.25% due 7/01/2017                                                      1,937
                         AAA     Aaa      1,620       5.25% due 7/01/2018                                                      1,805
                      --------------------------------------------------------------------------------------------------------------
                                                    New Jersey State Educational Facilities Authority, Revenue Refunding
                                                    Bonds:
                         AAA     Aaa      3,870       (Princeton Theological Seminary), 5% due 7/01/2026                       4,149
                         AA      NR*      1,000       (Rider University), 5% due 7/01/2017 (f)                                 1,094
                         AAA     Aaa      1,515       (William Paterson University), Series E, 5.25% due 7/01/2018 (h)         1,700
                         AAA     Aaa      1,595       (William Paterson University), Series E, 5.25% due 7/01/2019 (h)         1,780
                         AAA     Aaa      1,680       (William Paterson University), Series E, 5.25% due 7/01/2020 (h)         1,862
                      --------------------------------------------------------------------------------------------------------------
                         AA      Aa2      2,105     New Jersey State, GO, AMT, 7.05% due 7/15/2005 (g)                         2,383
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      8,600     New Jersey State Higher Education Assistance Authority, Student Loan
                                                    Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)                      9,171
                      --------------------------------------------------------------------------------------------------------------
                         AA-     A1       2,500     New Jersey State Highway Authority, Garden State Parkway, General
                                                    Revenue Refunding Bonds, 5.625% due 1/01/2030                              2,754
                      --------------------------------------------------------------------------------------------------------------
                                                    New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                    Revenue Bonds, AMT (d):
                         AAA     Aaa      5,350       Series CC, 5.80% due 10/01/2020                                          5,799
                         AAA     Aaa      1,385       Series M, 7% due 10/01/2026                                              1,405
                         AAA     Aaa      3,335       Series U, 5.60% due 10/01/2012                                           3,582
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,925     New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                                    Revenue Refunding Bonds, Series A, 6.05% due 11/01/2020 (a)                2,017
                      --------------------------------------------------------------------------------------------------------------
                                                    New Jersey State Transit Corporation, COP:
                         AAA     Aaa      7,150       6.50% due 4/01/2007 (c)(g)                                               8,457
                         A-      A2       3,620       (Federal Transit Administration Grants), Series B, 5.75%
                                                      due 9/15/2014                                                            4,202
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,250     New Jersey State Transportation Trust Fund Authority, Transportation
                                                    System Revenue Bonds, Series B, 5% due 6/15/2013 (a)                       5,866
                      --------------------------------------------------------------------------------------------------------------
                                                    New Jersey State Transportation Trust Fund Authority, Transportation
                                                    System Revenue Refunding Bonds, Series B (d)(g):
                         AAA     Aaa      1,540       6% due 12/15/2011                                                        1,911
                         AAA     Aaa      7,000       6% due 12/15/2011                                                        8,704
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                                    Bonds, Series A, 5.75% due 1/01/2019 (d)                                   5,748
                      --------------------------------------------------------------------------------------------------------------
                         AA-     A1       5,000     Port Authority of New York and New Jersey, Consolidated Revenue
                                                    Bonds, 93rd Series, 6.125% due 6/01/2094                                   5,990
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,435     Port Authority of New York and New Jersey, Revenue Bonds, Trust
                                                    Receipts, AMT, Class R, Series 10, 10.248% due 1/15/2017 (c)(e)            5,462
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,300     Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                                                    DRIVERS, Series 153, 8.999% due 9/15/2012 (b)(e)                           6,330
                      --------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Port Authority of New York and New Jersey, Special Obligation
                                                    Revenue Bonds (JFK International Air Terminal), AMT, Series 6, 5.75%
                                                    due 12/01/2022 (d)                                                         2,215
                      --------------------------------------------------------------------------------------------------------------
                                                    South Jersey Port Corporation of New Jersey, Revenue Refunding Bonds:
                         A       NR*      4,280       4.75% due 1/01/2018                                                      4,467
                         A       NR*      2,485       4.85% due 1/01/2019                                                      2,587
                         A       NR*      2,000       5% due 1/01/2020                                                         2,120
                      --------------------------------------------------------------------------------------------------------------
                                                    Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds:
                         A-      Baa2     5,510       6.75% due 6/01/2039                                                      5,126
                         A-      Baa2     4,010       7% due 6/01/2041                                                         3,906
                      --------------------------------------------------------------------------------------------------------------
                                                    Union County, New Jersey, Utilities Authority, Senior Lease Revenue
                                                    Refunding Bonds (Ogden Martin System of Union), AMT, Series A (a):
                         AAA     Aaa      1,585       5.375% due 6/01/2017                                                     1,683
                         AAA     Aaa      1,175       5.375% due 6/01/2018                                                     1,242
                      --------------------------------------------------------------------------------------------------------------
                                                    University of Medicine and Dentistry, New Jersey, Revenue Bonds,
                                                    Series A (a):
                         AAA     Aaa        945       5.50% due 12/01/2018                                                     1,092
                         AAA     Aaa      1,900       5.50% due 12/01/2019                                                     2,185
                         AAA     Aaa      1,870       5.50% due 12/01/2020                                                     2,141
                         AAA     Aaa      1,435       5.50% due 12/01/2021                                                     1,637
====================================================================================================================================
Pennsylvania--1.7%       A-      A2       3,645     Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge
                                                    Revenue Refunding Bonds, 5% due 7/01/2028                                  3,783
====================================================================================================================================


                                     8 & 9

                                   MuniYield New Jersey Fund, Inc., May 31, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's    Face
                      Ratings  Ratings   Amount     Municipal Bonds                                                          Value
===================================================================================================================================
Puerto Rico--8.2%        AAA     Aaa    $ 5,250     Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                                    Series HH, 5.25% due 7/01/2029 (c)                                     $  5,723
                      -------------------------------------------------------------------------------------------------------------
                         NR*     Baa2     2,000     Puerto Rico Industrial, Tourist, Educational, Medical and
                                                    Environmental Control Facilities Revenue Bonds (Cogeneration
                                                    Facility--AES Puerto Rico Project), AMT, 6.625% due 6/01/2026             2,108
                      -------------------------------------------------------------------------------------------------------------
                         AAA     NR*      8,750     Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS,
                                                    Series 211, 9.10% due 7/01/2021 (d)(e)                                   10,754
===================================================================================================================================
Virgin Islands--1.6%     BBB-    Baa3     3,500     Virgin Islands Government Refinery Facilities Revenue Bonds
                                                    (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                         3,571
===================================================================================================================================
                                                    Total Municipal Bonds (Cost--$287,802)--140.3%                          316,794
===================================================================================================================================

                                          Shares
                                           Held     Short-Term Securities
===================================================================================================================================
                                          1,103     CMA New Jersey Municipal Money Fund (i)                                   1,103
===================================================================================================================================
                                                    Total Short-Term Securities (Cost--$1,103)--0.5%                          1,103
===================================================================================================================================
                         Total Investments (Cost--$288,905)--140.8%                                                         317,897

                         Other Assets Less Liabilities--2.4%                                                                  5,323

                         Preferred Stock, at Redemption Value--(43.2%)                                                      (97,500)
                                                                                                                           --------
                         Net Assets Applicable to Common Stock--100.0%                                                     $225,720
                                                                                                                           ========
===================================================================================================================================

*     Not Rated.
** Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2003.
(f)   Radian Insured.
(g)   Prerefunded.
(h)   XL Capital Insured.
(i) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund                    $(47)         $5
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF NET ASSETS

                         As of May 31, 2003
=================================================================================================================================
Assets:                  Investments, at value (identified cost--$288,904,547) ...............                      $ 317,896,849
                         Cash ................................................................                              4,003
                         Interest receivable .................................................                          5,628,561
                         Prepaid expenses and other assets ...................................                             18,698
                                                                                                                    -------------
                         Total assets ........................................................                        323,548,111
                                                                                                                    -------------
=================================================================================================================================
Liabilities:             Payables:
                           Dividends to Common Stock shareholders ............................    $     201,669
                           Investment adviser ................................................          122,894
                           Other affiliates ..................................................            3,052           327,615
                                                                                                  -------------
                         Accrued expenses and other liabilities ..............................                                896
                                                                                                                    -------------
                         Total liabilities ...................................................                            328,511
                                                                                                                    -------------
=================================================================================================================================
Preferred Stock:         Preferred Stock, at redemption value, par value $.05 per share (2,400
                         Series A shares and 1,500 Series B shares of AMPS* issued and
                         outstanding at $25,000 per share liquidation preference) ............                         97,500,000
                                                                                                                    -------------
=================================================================================================================================
Net Assets               Net assets applicable to Common Stock ...............................                      $ 225,719,600
Applicable to                                                                                                       =============
Common Stock:
=================================================================================================================================
Analysis of Net          Common Stock, par value $.10 per share (14,203,242 shares issued
Assets Applicable to     and outstanding) ....................................................                      $   1,420,324
Common Stock:            Paid-in capital in excess of par ....................................                        204,306,838
                         Undistributed investment income--net ................................    $   2,055,590
                         Accumulated realized capital losses on investments--net .............      (11,055,454)
                         Unrealized appreciation on investments--net .........................       28,992,302
                                                                                                  -------------
                         Total accumulated earnings--net .....................................                         19,992,438
                                                                                                                    -------------
                         Total--Equivalent to $15.89 net asset value per share of Common Stock
                         (market price--$15.32) ..............................................                      $ 225,719,600
                                                                                                                    =============
=================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    10 & 11

                                   MuniYield New Jersey Fund, Inc., May 31, 2003

STATEMENT OF OPERATIONS

                         For the Six Months Ended May 31, 2003
=================================================================================================================================
Investment Income:       Interest ............................................................                      $   8,607,325
                         Dividends ...........................................................                              4,644
                                                                                                                    -------------
                         Total income ........................................................                          8,611,969
                                                                                                                    -------------
=================================================================================================================================
Expenses:                Investment advisory fees ............................................    $     783,041
                         Commission fees .....................................................          123,221
                         Accounting services .................................................           57,596
                         Professional fees ...................................................           30,025
                         Transfer agent fees .................................................           28,092
                         Printing and shareholder reports ....................................           18,449
                         Listing fees ........................................................           14,425
                         Directors' fees and expenses ........................................           12,265
                         Custodian fees ......................................................            9,780
                         Pricing fees ........................................................            7,124
                         Other ...............................................................           18,458
                                                                                                  -------------
                         Total expenses before reimbursement .................................        1,102,476
                         Reimbursement of expenses ...........................................           (3,504)
                                                                                                  -------------
                         Total expenses after reimbursement ..................................                          1,098,972
                                                                                                                    -------------
                         Investment income--net ..............................................                          7,512,997
                                                                                                                    -------------
=================================================================================================================================
Realized &               Realized gain on investments--net ...................................                            152,647
Unrealized Gain on       Change in unrealized appreciation on investments--net ...............                         14,616,255
Investments--Net:                                                                                                   -------------
                         Total realized and unrealized gain on investments--net ..............                         14,768,902
                                                                                                                    -------------
=================================================================================================================================
Dividends to             Investment income--net ..............................................                           (471,759)
Preferred Stock                                                                                                     -------------
Shareholders:            Net Increase in Net Assets Resulting from Operations ................                      $  21,810,140
                                                                                                                    =============
=================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                    May 31,        November 30,
                         Increase (Decrease) in Net Assets:                                          2003              2002
===============================================================================================================================
Operations:              Investment income--net ............................................    $   7,512,997     $  14,882,430
                         Realized gain (loss) on investments--net ..........................          152,647          (396,776)
                         Change in unrealized appreciation on investments--net .............       14,616,255         1,227,623
                         Dividends and distributions to Preferred Stock shareholders .......         (471,759)       (1,231,500)
                                                                                                -------------     -------------
                         Net increase in net assets resulting from operations ..............       21,810,140        14,481,777
                                                                                                -------------     -------------
===============================================================================================================================
Dividends &              Investment income--net ............................................       (6,817,556)      (13,628,966)
Distributions to         Realized gain on investments--net .................................               --           (58,374)
Common Stock                                                                                    -------------     -------------
Shareholders:            Net decrease in net assets resulting from dividends and
                         distributions to Common Stock shareholders ........................       (6,817,556)      (13,687,340)
                                                                                                -------------     -------------
===============================================================================================================================
Capital Stock            Value of shares issued to Common Stock shareholders in reinvestment
Transactions:            of dividends and distributions ....................................               --           315,425
                                                                                                -------------     -------------
===============================================================================================================================
Net Assets               Total increase in net assets applicable to Common Stock ...........       14,992,584         1,109,862
Applicable to            Beginning of period ...............................................      210,727,016       209,617,154
Common Stock:                                                                                   -------------     -------------
                         End of period* ....................................................    $ 225,719,600     $ 210,727,016
                                                                                                =============     =============
===============================================================================================================================
                       * Undistributed investment income--net ..............................    $   2,055,590     $   1,831,908
                                                                                                =============     =============
===============================================================================================================================

      See Notes to Financial Statements.


                                    12 & 13

                                   MuniYield New Jersey Fund, Inc., May 31, 2003

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been
                     derived from information provided in the financial    For the Six                    For the
                     statements.                                           Months Ended           Year Ended November 30,
                                                                              May 31,    -----------------------------------------
                     Increase (Decrease) in Net Asset Value:                   2003        2002       2001       2000       1999
==================================================================================================================================
Per Share            Net asset value, beginning of period ...............    $  14.84    $  14.78   $  13.99   $  13.60   $  15.93
Operating                                                                    --------    --------   --------   --------   --------
Performance:+        Investment income--net .............................         .53@@@     1.06       1.08       1.01       1.06
                     Realized and unrealized gain (loss) on
                     investments--net ...................................        1.03         .05        .78        .45      (1.98)
                     Dividends and distributions to Preferred Stock
                     shareholders:
                       Investment income--net ...........................        (.03)       (.09)      (.20)      (.26)      (.19)
                       Realized gain on investments--net ................          --          --@@       --         --         --
                       In excess of realized gain on investments--net ...          --          --         --         --       (.04)
                                                                             --------    --------   --------   --------   --------
                     Total from investment operations ...................        1.53        1.02       1.66       1.20      (1.15)
                                                                             --------    --------   --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ...........................        (.48)       (.96)      (.87)      (.81)      (.87)
                       Realized gain on investments--net ................          --          --@@       --         --         --
                       In excess of realized gain on investments--net ...          --          --         --         --       (.31)
                                                                             --------    --------   --------   --------   --------
                     Total dividends and distributions to Common Stock
                     shareholders .......................................        (.48)       (.96)      (.87)      (.81)     (1.18)
                                                                             --------    --------   --------   --------   --------
                     Net asset value, end of period .....................    $  15.89    $  14.84   $  14.78   $  13.99   $  13.60
                                                                             ========    ========   ========   ========   ========
                     Market price per share, end of period ..............    $  15.32    $  14.07   $  14.41   $12.8125   $  12.25
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================
Total Investment     Based on market price per share ....................       12.32%@      4.27%     19.45%     11.55%    (20.75%)
Return:**                                                                    ========    ========   ========   ========   ========
                     Based on net asset value per share .................       10.64%@      7.22%     12.20%      9.71%     (7.48%)
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and
Average Net Assets   excluding reorganization expenses*** ...............        1.02%*      1.05%      1.06%      1.10%      1.05%
Of Common Stock:                                                             ========    ========   ========   ========   ========
                     Total expenses, excluding reorganization expenses***        1.02%*      1.05%      1.06%      1.10%      1.05%
                                                                             ========    ========   ========   ========   ========
                     Total expenses*** ..................................        1.02%*      1.05%      1.06%      1.29%      1.05%
                                                                             ========    ========   ========   ========   ========
                     Total investment income--net*** ....................        6.98%*      7.06%      7.26%      7.59%      7.16%
                                                                             ========    ========   ========   ========   ========
                     Amount of dividends to Preferred Stock shareholders          .44%*       .58%      1.33%      1.91%      1.25%
                                                                             ========    ========   ========   ========   ========
                     Investment income--net, to Common Stock shareholders        6.54%*      6.48%      5.93%      5.68%      5.91%
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding
Average Net Assets   reorganization expenses ............................         .70%*       .72%       .72%       .73%       .73%
Of Common &                                                                  ========    ========   ========   ========   ========
Preferred Stock:***  Total expenses, excluding reorganization expenses ..         .71%*       .72%       .72%       .73%       .73%
                                                                             ========    ========   ========   ========   ========
                     Total expenses .....................................         .71%*       .72%       .72%       .86%       .73%
                                                                             ========    ========   ========   ========   ========
                     Total investment income--net .......................        4.81%*      4.83%      4.95%      5.04%      4.95%
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ..........         .97%*      1.25%      2.84%      3.77%      2.81%
Average Net Assets                                                           ========    ========   ========   ========   ========
Of Preferred Stock:
==================================================================================================================================
Supplemental         Net assets, applicable to Common Stock, end of
Data:                period (in thousands) ..............................    $225,720    $210,727   $209,617   $198,407   $123,760
                                                                             ========    ========   ========   ========   ========
                     Preferred Stock outstanding, end of period
                     (in thousands) .....................................    $ 97,500    $ 97,500   $ 97,500   $ 97,500   $ 60,000
                                                                             ========    ========   ========   ========   ========
                     Portfolio turnover .................................       17.81%      41.47%     52.03%     54.78%     57.94%
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================
Leverage:            Asset coverage per $1,000 ..........................    $  3,315    $  3,161   $  3,150   $  3,035   $  3,063
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================
Dividends Per Share  Series A--Investment income--net ...................    $    125    $    325   $    723   $    962   $    703
On Preferred Stock                                                           ========    ========   ========   ========   ========
Outstanding:++       Series B--Investment income--net ...................    $    115    $    292   $    702   $    739         --
                                                                             ========    ========   ========   ========   ========
==================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++ The Fund's Preferred Stock was issued on November 30, 1992 for Series A and February 7, 2000 for Series B.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Based on average shares outstanding.

      See Notes to Financial Statements.


                                    14 & 15

                                   MuniYield New Jersey Fund, Inc., May 31, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended May 31, 2003, FAM reimbursed the Fund in the amount of $3,504.

For the six months ended May 31, 2003, the Fund reimbursed FAM $3,578 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2003 were $56,107,994 and $55,162,203, respectively.

Net realized gains (losses) for the six months ended May 31, 2003 and net unrealized gains as of May 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $   660,398         $28,992,302
Financial futures contracts .............           (507,751)                 --
                                                 -----------         -----------
Total ...................................        $   152,647         $28,992,302
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of May 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $29,200,401, of which $29,276,991 related to appreciated securities and $76,590 related to depreciated securities. The aggregate cost of investments at May 31, 2003 for Federal income tax purposes was $288,696,448.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board


                                    16 & 17

                                   MuniYield New Jersey Fund, Inc., May 31, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended May 31, 2003 and the year ended November 30, 2002 remained constant.

Preferred Stock

AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 2003 were as follows: Series A, 1.08% and Series B, 1.05%.

Shares issued and outstanding during the six months ended May 31, 2003 and the year ended November 30, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended May 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $61,229 as commissions.

5. Capital Loss Carryforward:

On November 30, 2002, the Fund had a net capital loss carryforward of $8,257,247, of which $1,401,088 expires in 2007 and $6,856,159 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.080000 per share on June 27, 2003 to shareholders of record on June 16, 2003.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of May 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                   Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa                                                              70.5%
AA/Aa                                                                 4.9
A/A                                                                  11.1
BBB/Baa                                                              12.1
BB/Ba                                                                 1.1
NR (Not Rated)                                                        0.3
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYJ

[LOGO] Merrill Lynch Investment Managers
                                                               [GRAPHIC OMITTED]

MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniYield New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #16381--5/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

      Proxy Voting Policies and Procedures

      Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

      In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

      The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

      To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

      The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

      In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

      In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

      The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

      Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

 Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniYield New Jersey Fund, Inc.


By: /s/ Terry K. Glenn
    -------------------------------
    Terry K. Glenn,
    President of
    MuniYield New Jersey Fund, Inc.

Date: July 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    -------------------------------
    Terry K. Glenn,
    President of
    MuniYield New Jersey Fund, Inc.

Date: July 23, 2003

By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniYield New Jersey Fund, Inc.

Date: July 23, 2003

Attached hereto as a furnished exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.